MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Feb-97
Reporting Month:  January


                                                           Interest     Interest    Principal
               Original    Original Integral     Record    Accrual      Payment     Payment     Ending          Remaining
  Class         Balance    Pct Pool Denomination Date      Factor       Factor      Factor      Balance         Principal
Class A-1  $23,980,860.00  10.00%   $1,000.00    31-Jan-97  0.00000000   0.00000000  0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00  75.00%   $1,000.00    31-Jan-97  3.87980270   3.87980270 27.55563651 $134,896,808.38 0.75002486
Class A-3  $23,307,500.00   9.72%   $1,000.00    31-Jan-97 12.50000000  12.50000000  0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                       $158,204,308.38

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Feb-97
Reporting Month       January

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collateralization 5.28% $12,663,785.76 7.13% $12,481,869.97 $0.00       $86,514.71 $170,122,736.46 7.34% $12,481,869.97

                                                     Beginning         Current                           Ending
                                                     Balance           Deposits          Adjustments     DPR
Discount Principal Reserve Account                   $472,174.65       $63,017.84        $86,514.71      $448,677.78
(Included in above coverage amount)

Insurance                       Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 39.41% $6,340,890.55 $0.00       $0.00  $15,957,739.98  39.74% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                                 $378,634.70

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                24          $3,583,991             2.11%
60+ Days                21          $3,658,927             2.15%
90+ Days                39          $5,958,726             3.50%
Foreclosure             16          $3,441,300             2.02%
REO                     13          $2,550,572             1.50%

Totals                 113         $19,193,516            11.28%


Advances on Delinquencies                                      $183,193.31
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-Feb-97
Report Date:    January

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                                    Withdrawals

Interest Net of Servicing Fee                $1,387,561.53                  Interest Payments                          $989,151.29
Principal                                    $4,932,562.09                  Principal Payments                       $4,956,058.96
Deposits From Reserve Fund                      $86,514.71                  Surplus                                    $378,634.70
Other Deposits                                       $0.00                  MBIA Fee                                    $19,775.54
                                                                            Discount Principal Reserve                  $63,017.84

Total Deposit                                $6,406,638.33                  Total Withdrawals                        $6,406,638.33

                                                                            Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     28-Feb-97
Reporting Month:  January

           Class
           Interest   Beginning         Interest      Interest     Principal     Total          Applied  Ending
Class      Rate       Balance           Accrual       Payment      Payment       Distribution   Losses   Balance
Class A-1   0.000000%           $0.00         $0.00         $0.00          $0.00         $0.00  $0.00              $0.00
Class A-2   5.987500% $139,852,867.34   $697,807.54   $697,807.54  $4,956,058.96 $5,653,866.50  $0.00    $134,896,808.38
Class A-3  15.000000%  $23,307,500.00   $291,343.75   $291,343.75          $0.00   $291,343.75  $0.00     $23,307,500.00

                      $163,160,367.34   $989,151.29   $989,151.29  $4,956,058.96 $5,945,210.25  $0.00    $158,204,308.38

Class      CUSIP     Priority     Principal Type    Interest Type
Class A-1  589962AM1 Senior       Sequential        Floater
Class A-2  589962AL3 Senior       Sequential        Floater
Class A-3  589962AN9 Senior       Sequential        Floater